UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 1, 2015 (August 27, 2015)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.

(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 West 35th Street, Second Floor, New York, NY 10001

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01	Entry Into a Material Definitive Agreement.

On August 27, 2015, CDS Business Services, Inc. (“CDS”), a portfolio company of Newtek Business Services Corp. (the “Company”), entered into Amendment No. 2 (the “Amendment”) to the Loan and Security Agreement, dated February 28, 2011 (as amended through August 27, 2015, including the Amendment, the “Agreement”), by and between Sterling National Bank (“Sterling”) and CDS. The Amendment permits CDS to use a portion of the warehouse line of credit provided by Sterling under the Agreement to fund inventory financing arrangements CDS may provide to its clients. The Amendment also removed certain restrictions placed upon the Company in connection with its guaranty of the credit facility provided under the Agreement.

CDS also entered into an additional Loan and Security Agreement with Sterling on August 27, 2015 (the “504 Loan Agreement”), pursuant to which Sterling and any future participant lenders agreed to provide CDS another line of credit to fund U.S. Small Business Administration 504 loans extended by CDS (the “504 Facility”). The maximum amount of the 504 Facility is up to $35,000,000, depending upon syndication.

The 504 Loan Agreement specifies certain events of default, pursuant to which all outstanding amounts under the 504 Facility could become immediately due and payable. In addition, the Company has guaranteed CDS’s obligations under the 504 Loan Agreement, pursuant to a Guaranty dated as of August 27, 2015 (the “Sterling Guaranty”).

The above description is a summary and is qualified in its entirety by the terms of the Amendment, the 504 Loan Agreement and the 504 Guaranty, which are filed as Exhibits 10.1, 10.2 and 10.3 respectively to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment No. 2 to the Loan and Security Agreement, dated August 27, 2015, by and between Sterling National Bank and CDS Business Services, Inc.

10.2	Loan and Security Agreement, dated August 27, 2015, by and between CDS Business Services, Inc. and Sterling National Bank.

10.3	Guaranty, dated August 27, by and between Newtek Business Services Corp. and Sterling National Bank.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: September 1, 2015	/s/ Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2 to the Loan and Security Agreement, dated August 27, 2015, by and between Sterling National Bank and CDS Business Services, Inc.

10.2	Loan and Security Agreement, dated August 27, 2015, by and between CDS Business Services, Inc. and Sterling National Bank.

10.3	Guaranty, dated August 27, by and between Newtek Business Services Corp. and Sterling National Bank.